Aegis Value Fund, Inc.
                        Fourth Annual Report
                          August 31, 2001



Shareholders' Letter                                October 18, 2001

To the shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund's Fourth Annual Report for the year ended August 31, 2001. During this fiscal year, the net asset value of the Aegis Value Fund increased 37.8 percent, after taking into consideration the benefit of a reinvested distribution of $0.94 paid to shareholders on December 28, 2000. Over this same period, the S&P 500 Index, considered representative of large-cap stocks, declined 24.4 percent, and the small-cap Russell 2000 Index declined by 11.6 percent. The Russell 2000 Value Index, the Aegis Value Fund's primary small-cap value benchmark, increased by only 18.0 percent. Clearly, the Aegis Value Fund delivered performance to shareholders significantly in excess of all three of these unmanaged indices. We are especially pleased with our Fund's performance given the fact we faced challenging portfolio management issues when cash inflows from new investors drove the Fund's assets up from $1.5 million on August 31, 2000 to $23.2 million at the fiscal year end.

For those of you who noticed that cash levels at the Aegis Value Fund were at 40.6 percent of assets on August 31, 2001, be assured that we are committed to full investment of Fund assets into equities. It is important that investors understand that the current high cash levels reflect the Fund's recent rapid growth, a quadrupling of assets in about 10 weeks. Although we are working diligently to put the money to work, the average dollar arriving at our Fund currently remains in cash for approximately 3 to 4 weeks before being invested. As the Fund grows relative to the levels of daily net cash inflows, we expect to become more fully invested. Today, cash levels are 33 percent of total assets, and we intend to continue to invest our cash inflows into stocks in a judicious and deliberate manner in the months ahead.

Because we have more than 1,200 new investors in the Fund this year, we believe it is very important to review again our investment approach. We are not "flavor of the day" managers, but are deeply committed to a systematic, consistent, disciplined approach to investing. We strongly believe our Fund's shareholders should thoroughly understand and agree with our approach. When considering our philosophy, Fund investors should keep in mind that the three of us who manage the Fund have nearly all of our liquid assets invested in the Fund, or in separate accounts with significant holdings in the same small-cap value stocks held by the Fund. Our personal livelihoods and our own net worth back our commitment to this approach.

Our approach centers on a strong belief that historical analysis of financial markets provides insights valuable in achieving future financial success. We strive to be good market historians, and are highly skeptical of "new paradigms" and "new eras" where "historical valuations don't matter." We focus on systematically creating a portfolio of holdings with financial characteristics proven to have produced satisfactory returns in the past, and believe that history, on average, tends to repeat itself.

Historical analysis tells us first and foremost that our portfolio holdings should be stocks. Over long periods, stocks have outperformed bonds in the past by a significant margin before tax. For example, from 1950 through the year 2000, stocks, as measured by the Dow Jones Industrial Average including dividends, have returned 12.3 percent annually pre-tax. This 12.3 percent stock return significantly outperforms the 7.2 percent pre-tax, average triple-A corporate bond yield over this 50-year period. Both pre-tax returns exceed the 50-year inflation rate of 4.1 percent.

Another study shows that the broader S&P 500 Index return from January 1, 1926 through December 31, 1994 was 10.2 percent annually, significantly in excess of the 4.8 percent return on long-term government bonds and the 3.7 percent return on cash. Inflation over this period averaged 3.1 percent annually. This second study shows that the pre-tax returns of the S&P 500 exceeded inflation in every 20-year period, whereas the pre-tax returns from government bonds and treasury bills beat inflation in only 31 percent and 59 percent of the 20-year periods respectively.

Additionally, stocks offer the added benefit of being a more tax efficient asset class than bonds or cash. For stocks, taxes on unrealized gains in an investor's portfolio are deferred indefinitely until the stock is sold, and then are typically only taxed at rates significantly below the tax rates charged on interest income from bonds or cash. Consequently, studies show the after-tax benefits of holding equities over long time periods are significantly more pronounced than the pre-tax return advantage of stocks over bonds and cash. Clearly when tax rates are applied to historic long-term bond or cash returns, the resulting after-tax performance of these asset classes can have substantial difficulty keeping pace with inflation.

Just as historical analysis drives our long-term preference for stocks as an asset class, historical analysis also underpins our Fund's long-term focus on small company value stocks. When looking for a prospective company to purchase for the Fund, we first screen for companies with less than $1 billion in market capitalization (stock price times total shares outstanding). We then look for stocks that trade in the cheapest decile (10 percent) of the market when the company's stock price is compared to its earnings or book value per share in an attempt to find companies where cash flows or assets can be purchased at a discount. We look for companies that exhibit these characteristics because research has shown that the market has historically rewarded such purchases with an above-average return.

One study documenting such an approach was conducted by Roger Ibbotson, a professor at the Yale School of Management and President of Ibbotson Associates, Inc., a consulting firm focusing on investment performance research. Ibbotson published a paper in 1986 entitled "Decile Portfolios of the New York Stock Exchange 1967-1984". He showed that a portfolio of stocks bought in the lowest price-to-book value decile of all shares traded on the New York Stock Exchange and reconstituted every year generated an annualized return of 14.4 percent, a 5.8 percent premium to the 8.6 percent annual return for the market-cap weighted NYSE index over an 18-year period. Another study by Professors Josef Lakonishok, Robert Vishny and Andrei Shleifer published in the National Bureau of Economic Research in May 1993 entitled "Contrarian Investment, Extrapolation and Risk" compared the investment returns of the cheapest 20 percent of stocks valued on a price-to-book basis (the value stocks) against those trading in the top 20 percent on a price-to-book basis (the growth stocks) over one, three, and five-year holding periods from 1968 through 1990. The study concluded that low price-to-book value stocks outperformed high price-to-book growth stocks in 16 of the 22 individual years measured, and in 18 out of 20 of the three-year holding periods measured. Over five-year holding periods, low price-to-book value stocks outperformed high price-to-book growth stocks in every single period. Similar academic studies to these show that low price-to-earnings stocks tend to also outperform the overall market over longer time periods.

In perhaps the most well-known academic study of its type, published by the University of Chicago in January, 1992, professors Eugene L. Fama and Kenneth R. French examined the comparative market performance of all stocks trading on the New York Stock Exchange, the American Stock Exchange and the Nasdaq from July 1963 through December 1990. In the study, stocks were annually ranked and sorted into deciles, from low price-to-book to high price-to-book and then further sorted into deciles from small market-caps to large market-caps within each price-to-book decile. The performance of each of these market subsegments was tracked over a 27 year period. A summary of the results is shown in Table 1. As can be seen in these results, stocks trading in the lowest decile of price-to-book returned an average of
19.6 percent annually, a return clearly well above the market average. Fama and French also found that smaller stocks within the low price-to-book deciles significantly outperformed larger stocks within those same deciles over the 27-year period. The performance of the smallest capitalization decile within the lowest price-to-book decile turned out to be a staggering 23.0 percent average annual return over the period. It is easy to see, given these kinds of historical returns, why the Aegis Value Fund initially screens for the smallest market capitalization companies trading in the lowest decile of price-to-book value or price-to-earnings.

<Table 1:  Fama and French Study Results>

Several hundred individual stocks filter through our initial screens, leaving us with the challenge of further delineating the attractive prospects from the discards. Since only the cheapest companies can pass through our initial screen, many have problems or some negative aspects that need to be understood. This final investigative, diligent process of stock selection is a manual and very labor-intensive part of our business. Significant clues can exist and can sometimes be ferreted out, giving a potential investor a higher degree of confidence that an investment prospect is good. We are always on the lookout for these clues. Recent academic research done by Professor Joseph Piotroski, an accounting professor at the University of Chicago Business School, focused on the performance of the lowest 20 percent price-to-book value stocks from 1976 to 1996. He determined that although the segment outperforms the overall market by approximately 6 percent annually, nearly all of the gains in this low price-to-book segment come from fewer than half the stocks. Piotroski found that low price-to-book stocks with good grades on profitability, leverage ratio improvements, and operating efficiency tended to beat the market by 13 percent annually, while those with the lowest grades underperformed the market by as much as 10 percent annually.

Not surprisingly, in doing our fundamental research on an investment prospect, we look carefully at a company's profitability, its leverage situation, and its return on capital deployed in the business. We study the SEC filings. Then we often visit or conduct phone interviews with a prospect company, evaluating the management team for clues: Are they ethical? Are they operationally and/or financially savvy? Do their pay packages contain the proper incentives? We pay particularly close attention to companies where managements are personally committing large amounts of their own capital to purchase shares of their companies. Typically this is a good clue that management feels strongly that their company shares are undervalued. Companies showing a willingness to use their corporate capital to repurchase their own undervalued shares can also be a positive indicator. In our analysis, we also consider a company's customers, competitors, and suppliers in order to derive a business outlook for the company.

The goal in pulling together all this information is to formulate an accurate valuation of the business. In so doing, we ask ourselves the question: If a reasonable wealthy businessman could buy every share and own the entire business, how high a price could he pay per share and still get a satisfactory deal? How long would it take to earn back the money it would require to purchase the business? What are the potential problems? What are the probabilities of the business plan
being successful?   Once we've formulated a company's value, we try to
buy shares trading at less than half of our determined business value. We also look for catalysts for share price improvement, such as the sale of a money losing division that obscures the underlying value in the rest of the company, or the likelihood of a sale of the entire company. Other catalysts may include the signing of a new profitable contract, or a changeover to an improved management team. Once we have bought in, we tend to hold these stocks until their prices reach our estimates of fair business value, or until some new piece of information comes to light leading us to believe we were previously overly generous in our assessment of the company's fundamental business value.

As an example of our investment process, consider the case of Allied Research, a recent large addition to the Fund that will provide some insight into our research approach. During July and August of this year, we purchased 125,600 shares, a position equal to 5 percent of the Fund's assets, at an average price of $8.62. The company, with 4.9 million shares outstanding, operates a munitions manufacturing business producing mortar shells for sovereign states around the world, with an historic emphasis on supplying friendly foreign governments. The company also owns a European subsidiary active in developing, manufacturing, installing and servicing security systems for private industry, including intrusion detection, fire detection and access control. In doing our due diligence, there were several factors indicating that the investment had a high probability of performing well:

First, in a market where the S&P 500 index trades at more than 25 times trailing earnings and more than 5 times book value, Allied Research traded at 4.5 times trailing earnings of $1.93 and only 90 percent of book value of $9.58, barely one-fifth the overall valuation of the S&P
500. Several other aspects of the business got our attention. The company had debt of $1.50 per share, but had cash on the books equal to $4.25 per share, or a net cash position equal to $2.75 per share, comprising nearly one third of the $8.62 share price. If we were able to buy every share at $8.62 each, and take out the cash of $2.75 per share, we would own the operating business for a net cash outlay of $5.87 per share (equal to $8.62 less $2.75). This operating business was generating pretax earnings of $3.51 per share. The operating business was trading for less than 2 times pre-tax earnings. Furthermore, the business was not capital intensive, so there would not be expensive machines to replace every few years.

We wondered if the earnings were sustainable, but were ready to visit the company. During our visit, we learned that management had recently changed. The new CEO, brought into the company in the past 6 months, was a retired 4-star general with significant worldwide military contacts. This new management team felt that current business levels were sustainable. In fact, the company was in the process of building additional backlog, and felt bullish about the future. Munitions stockpiles worldwide were seen to be at unsustainably low levels. Members of management were backing their view by committing their own personal capital to buying shares. Although we were concerned about management's zest for acquiring other companies, and felt there was a risk they might destroy value by overpaying in a future acquisition, we believed the existing business was worth at least $20 a share, which was only 10 times our estimate of future annual business earnings, not an aggressive multiple, and the significant share price discount warranted the risk of a problematic acquisition. Based on this analysis, we made our decision to purchase shares for the Fund.

Given the times, our analysis played out much faster than we expected. Our investment is up nearly 80 percent in less than three months, and still only trades at 8 times trailing earnings. The strong advance of our Allied Research shares was instrumental in protecting our overall portfolio from some of the devastating declines in the markets during one of the most tumultuous periods in recent history.

So many existing and potential Fund shareholders who call these days seem bewildered. Many seem too highly focused on the day-to-day movements of the Fund price, and a few have bought and sold shares in the Fund a couple of times recently in a manner that we find somewhat irrational. Many of these investors tell us they have lost a significant amount of money in the market over the last couple of years and we hear in their voice a sense of confusion and concern with their own investments and approach. Perhaps the most asked question we get is "What should I expect?"

Human nature seems to seek out a degree of steady predictability with regard to one's investments. If you put your money in a Treasury bill and hold that bill until maturity, you are virtually certain to get your principal back with interest, which can be computed on a daily basis. Unfortunately, stocks don't fulfill the human desire for consistency. The Dow Jones Industrial Average will not give you a pro-rata share of its 12.3 percent annual, 50-year return in a stable, foreseeable manner. The best we can do is look to history to provide a guide as to how the stock markets have treated investors in the past. We know that since 1945, the greatest amount of time that has been required to recoup one's original investment in stocks during a bear market has been 3 1/2 years, between December 1972 and June 1976. Even during past periods of significant world turmoil, as Table 2 shows, the stock markets have tended to recover fairly rapidly.

A study of monthly investment returns by Sanford Bernstein & Company of the period from 1926 to 1993, a period covering 816 months, determined that the returns of the 60 best months averaged 11 percent per month while the returns in the remaining 756 months averaged only 0.01 percent per month. Ostensibly all returns occurred during 7 percent of the overall time.

<Table 2:  Historic Dow Jones Reaction To Adverse Events>

<Table 3:  Historic Earnings Yield Of S&P 500 Index>

The remainder of the time, stocks, on average, did nothing. Another study by Nicholas-Applegate Capital Management looked at daily investment returns from 1983 through 1992, a time span covering 2,526
trading days.   Nicholas-Applegate determined that the 40 best days,
just 1.6 percent of the 2,526 total days covered by the study, were responsible for 78 percent of the annualized return of 16.2 percent found for stocks during that period. On the remaining 2,486 of 2,526 days, or nearly 98.4 percent of the time, the average daily return was merely an annualized 3.6 percent. We believe that investors trying to pick the 40 best days out of 2,526 days, or the 60 best months out of 816 months are deluding themselves. It is simply impossible to predict when these sporadic surges of strong performance will occur. Our recommendation is that the best strategy to catch the benefit of these surges is to get invested and stay invested in small-cap value stocks for the long haul.

Even after recent share price declines, we know that the markets are still at very high levels relative to earnings. The S&P 500 currently trades at 29.7 times earnings, 5 times book value, and almost 2 times revenues. Investors should consider that the P/E ratio dropped to 12 times earnings at the end of the last bear market for the S&P 500 in 1987. Stocks declined to only 7 times earnings at the end of a 2-year bear market in 1974. Table 3 shows the historic earnings yield (inverse of the price/earnings multiple) of the S&P 500. Currently, S&P 500 stocks have an earnings yield of 3.4 percent, significantly beneath the 50-year average of 7.2 percent. After examining data like this, it is not difficult to reach the conclusion that stocks, on the whole, are not significantly undervalued. In fact, we believe that investors continue to price into the S&P 500 the strong likelihood of an aggressive earnings recovery. If a recovery fails to materialize, investors in the S&P 500 stocks will likely suffer material losses.

While the overall markets may be risky, at the end of September, the Aegis Value Fund stocks traded at a weighted average 78 percent of book value and 58 percent of revenues, or approximately one-third to one-fifth the valuation of the S&P 500. We have seen research showing that small-cap value stocks have significantly outperformed other asset classes during periods of market turmoil. The historic performance of the Aegis Value Fund that we have seen during downturns since we started the Fund in May of 1998 correlates well with this research. As we have said before, while we can't predict the future, we are carefully choosing the Fund's investment portfolio with an eye toward being able to weather a recession.

We believe that many of our investors have found our Fund because of its superb performance over the last 12 months. The fact that we have outperformed the S&P by 62.2 percent in the last year has generated a significant amount of interest from the financial media. The interest in our work is appreciated, but we want to make sure all of our shareholders understand that in the future, we are likely to underperform the market 30 to 40 percent of the time. This underperformance is a normal byproduct of our investment approach. In "Are Short Term Performance and Value Investing Mutually Exclusive?
The Hare and the Tortoise Revisited", a study published in Columbia University Business School's HERMES magazine in Spring 1986, V. Eugene Shahan studied the records of all seven value oriented investment managers mentioned in Warren Buffett's speech "The Superinvestors of Graham-and-Doddsville". Although each of the seven investors had beaten the S&P 500 Index by between 7.7 percent and 16.5 percent annually over lengths of time ranging from 13 years to 28 1/4 years, not one of the seven managers had outperformed the S&P 500 Index in every year. Six of the seven managers underperformed either the Dow Jones Industrials Average or the S&P 500 Index in between 22.0 and 42.1 percent of the years measured.

In another study, the returns of the mutual fund with the number one record over the 30 years ended in 1994, John Templeton's Templeton Growth Fund, underperformed the S&P 500 in 35.5 percent of those years.
 (For those of you scratching your heads, the Templeton Growth Fund is a misnomer as the fund employed a value strategy.) John Neff's Windsor Fund, the seventh best mutual fund over that same period, underperformed the market in 10 of those 30 years. We strongly believe that a manager's willingness to underperform these indices over the short-term is required in order to secure long-term outperformance.
Our own longer-term shareholders have certainly benefited from our decision to avoid buying tech stocks in 1998 and 1999 at sky high valuations, despite the fact that funds like ours choosing to minimize exposure to tech faced significant risk of underperforming most of the indices in the short-term. In the case of the tech bubble, the short-term lasted almost 2 years. The shareholders who lost faith in the value strategy and sold shares of their value funds during this period almost certainly did so to their financial detriment. A strong investor belief in the soundness of our philosophy is required to remain profitably committed, long-term, to our deep value style during the difficult periods of a market cycle when our approach is out of favor. While we do not wish to give the incorrect impression that we see big storm clouds on the horizon for the Fund, we are determined as your financial advisors to do all we can to educate and inform you about our style and our philosophy so that those of you who choose to invest along side us in the Fund can feel a strong degree of confidence about the philosophy and know what to expect. To this end, should any of our investors ever have any serious questions regarding our philosophy, please feel free to get in touch with us.

Thus far, the evidence seems to indicate that our strategy has been working well. Since inception in May 1998, the Fund is up a cumulative
65.2 percent vs. only 6.6 percent for the S&P 500 Index of large-cap stocks and only 3.5 percent for the Russell 2000 Index of small-caps. While we believe that 3 1/2 years is not enough time to reach a final verdict regarding a manager's approach, we are quite pleased with how our case is proceeding.

Berno, Gambal & Barbee, Inc.
William S. Berno, CFA
Paul Gambal
Scott L. Barbee, CFA
Managing Directors



Aegis Value Fund, Inc.
Schedule of Portfolio Investments
August 31, 2001

(The accompanying notes are an integral part of this financial statement.)

Common Stock - 59.2%                    Shares           Market Value

Industrial Cyclicals - 17.4%
Allied Research Corporation            112,900             $1,106,420
Ampco-Pittsburgh Corporation            38,700                425,700
Charles & Colvard, Ltd.                  7,000                  8,155
Chase Industries, Inc.                  88,600                839,042
Commonwealth Industries, Inc.           12,000                 75,600
Ethyl Corporation                      414,600                534,834
P.H. Glatfelter Company                  3,000                 47,820
Pope & Talbot, Inc.                     19,900                254,919
Quipp, Inc.                             27,500                460,625
Ryerson Tull - Class A                   9,000                114,570
Tab Products Company                    25,000                106,750
Tecumseh Products Company - Class B      1,500                 67,950
                                                           ----------
                                                           $4,042,385

Finance and Real Estate - 4.2%
Aegis Realty, Inc.                      10,800               $126,576
Crazy Woman Creek Bancorp                3,000                 42,750
First Union Real Estate Equity SBI      15,000                 37,500
Kramont Realty Trust                     3,500                 45,360
The MIIX Group, Inc.                    41,100                458,676
Net.B@nk, Inc.                          17,300                141,860
Prime Hospitality Corp.                 10,500                120,540
                                                           ----------
                                                             $973,262

Transportation - 3.0%
Imperial Parking, Inc.                     750                $18,982
Maritrans, Inc.                          6,800                 60,656
National RV Holdings                     5,200                 64,012
Sea Containers Ltd. - Class A           34,700                558,670
                                                           ----------
                                                             $702,320

Agriculture - 6.4%
The Andersons, Inc.                    119,800             $1,126,120
Corn Products International              1,000                 33,000
Seaboard Corporation                       200                 54,600
Standard Commercial Corporation         14,800                275,280
                                                           ----------
                                                           $1,489,000

Technology - 7.1%
CAM Commerce Solutions, Inc.            60,100               $247,612
Ecometry Corporation                   206,364                290,973
IDT Corporation                         10,000                121,500
IDT Corporation - Class B               55,900                625,521
Liquid Audio, Inc.                      98,300                234,937
Printware, Inc.                         32,000                 67,200
Sparton Corporation                      8,000                 57,600
                                                           ----------
                                                           $1,645,343

Wholesale and Distribution - 3.7%
Audiovox Corporation - Class A          79,580               $696,325
Farmer Brothers Company                    200                 46,200
TBC Corporation                         11,500                126,270
                                                           ----------
                                                             $868,795

Textiles and Apparel - 6.3%
Angelica Corporation                    15,700               $172,700
Delta Apparel, Inc.                     16,200                293,220
Delta Woodside Industries              346,400                273,656
Gerber Childrenswear                    90,000                589,500
Nitches, Inc.                           18,300                121,604
                                                           ----------
                                                           $1,450,680

Energy & Natural Resources - 3.5%
Lufkin Industries, Inc.                  4,000               $108,840
McMoran Exploration, Inc.                1,875                 13,688
USEC Inc.                               93,000                678,900
                                                           ----------
                                                             $801,428

Retail and Entertainment - 7.1%
Blair Corporation                       37,500               $607,500
Bowl America Inc. - Class A              9,481                 98,602
Dress Barn, Inc.                         2,000                 46,380
Duckwall-ALCO Stores, Inc.              44,000                384,560
The Elder-Beerman Stores Corporation   101,975                402,832
Luby's, Inc.                             3,000                 26,340
Marsh Supermarkets, Inc. - Class B       6,000                 85,650
                                                           ----------
                                                           $1,651,864

Consumer Non-Durables - 0.5%
National Presto Industries, Inc.         4,000               $112,600
                                                           ----------
                                                             $112,600

                                                           ----------
   Total Stocks - 59.2% (Identified Cost $13,195,915)     $13,737,677

Rights and Warrants - 0.1%
Coast Federal Contingent Payment Rights 14,000                 $9,800
                                                           ----------
   Total - 0.1% (Identified Cost $54,653)		       $9,800

Cash - 40.6%                                               $9,427,471

Dividends and interest receivable - 0.1%                      $32,499

                                                         ------------
Total Assets - 100.0%                                    $ 23,207,447
                                                         ============

(The accompanying notes are an integral part of this financial statement.)



Aegis Value Fund, Inc.
Statement of Assets and Liabilities
August 31, 2001

Assets

Investments in securities at market value -
   identified cost $13,250,568                            $13,747,477
Cash                                                        9,427,471
Dividend and interest receivable                               32,499
                                                         ------------
   Total assets (all current)                              23,207,447

Liabilities

Due to investment advisor                                       5,075
                                                         ------------
   Total liabilities (all current)                              5,075


Net assets                                                $23,202,372
                                                         ------------


Analysis of Net Assets

Net capital paid in on shares of capital stock            $22,427,530

Distributable earnings                                        774,842
                                                         ------------

Net assets (equivalent to $12.12 per share based on
1,913,883.005 shares of capital stock outstanding)        $23,202,372
                                                         ------------



Aegis Value Fund, Inc.
Statement of Operations
For the Year Ended August 31, 2001

Net Investment Income:

Income:
  Dividends                                      $70,847
  Interest                                        39,145
                                               ---------
    Total Income                                              109,992
                                                            ---------

Expenses:
  Investment advisory fees                        56,367
  Registration fees                               23,974
  Printing costs                                   2,753
  Legal and accounting fees                        6,206
  Insurance and other                             15,135
                                               ---------
    Total expenses                                            104,435
                                                            ---------
  Expenses paid indirectly                                    (35,385)
                                                            ---------
    Net expenses                                               69,050
                                                            ---------

Investment income - net                                        40,942

Realized and unrealized gain on investments:
  Net realized gain on investments                            102,972
  Change in unrealized appreciation of
    investments for the period                                710,064
                                                            ---------
    Net gain (loss) on investments                            813,036

Net increase in net assets resulting from operations         $853,978
                                                            ---------


Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For the Year Ended August 31, 2001


Increase in net assets from operations:
Investment income - net                                       $40,942
Net realized gain on investments                              102,972
Change in unrealized appreciation                             710,064
                                                          -----------
   Net increase (decrease) in net assets
     resulting from operations                                853,978
                                                          ----------

Distributions:
Investment income - net                          (28,525)
Realized capital gains                          (120,441)
                                               ---------
   Total distributions                                       (148,966)
                                                          -----------

Capital share transactions:
Issuances (2,000,348.982 shares)              23,965,759
Issuances in lieu of cash distributions
(16,681.547 shares)                              148,966
Redemptions (259,591.165 shares)              (3,137,790)
                                             -----------
   Total capital share transactions                        20,976,935
                                                          -----------

   Total increase in net assets                           $21,681,947
                                                          -----------

Net assets
At August 31, 2000                                         $1,520,425
                                                          -----------
At August 31, 2001 (including undistributed
net investment income of $36,502)                         $23,202,372
                                                          -----------

Financial Highlights
For the Years Ended August 31
Selected Data for Each Share Outstanding Throughout Each Year


                                         For the year ended August 31
                                         ----------------------------
                                         2001    2000    1999    1998
                                         ----    ----    ----    ----
Per share data:
Net asset value - beginning of period   $9.72  $10.87   $8.21  $10.00

Income from investment operation:
Net investment income                    0.09    0.23    0.16    0.01
Net realized and unrealized gain
  (loss) on investments                  3.25    0.47    2.62   (1.80)
                                         ----    ----    ----    ----
     Total from investment operations    3.34    0.70    2.78   (1.79)
                                         ----    ----    ----    ----

Less distributions declared
  to shareholders:
  From investment income - net          (0.18)  (0.15)  (0.08)   0.00
  From realized capital gains           (0.76)  (1.70)  (0.04)   0.00
                                         ----    ----    ----    ----
    Total distributions                 (0.94)  (1.85)  (0.12)   0.00
                                         ----    ----    ----    ----

Net asset value - end of period        $12.12   $9.72  $10.87   $8.21
                                         ----    ----    ----    ----

Total investment return                 37.82%   8.86%  33.86% -17.90%

Ratios (to average net assets)/Supplemental data:
Expenses (annualized)*                   1.50%   1.50%   1.50%   1.50%
Net investment income (annualized)       0.89%   2.22%   1.46%   0.76%
Portfolio turnover                         10%     50%     33%      6%

Net assets at end of period (000's)   $23,202  $1,520  $1,481    $845

*The Fund's advisor has agreed to maintain total expenses of the Fund at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios for the year ended August 31, 2001 would have been:

        Net investment income           $0.01
Ratios (to average net assets)
        Expense ratio                   2.27%
        Net investment income           0.12%

(The accompanying notes are an integral part of this financial statement.)


Aegis Value Fund, Inc.
Notes to Financial Statements
August 31, 2001

1.  The Organization
	Aegis Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on October 22, 1997 and commenced operations on May 15, 1998.
The Fund's principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be materially undervalued based on a company's book value, revenues, or cash flow.

2.  Summary of Significant Accounting Policies
Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Federal income taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

Cash and cash equivalents. For purposes of the statements of cash flows, the Fund considers all highly liquid investments to be cash equivalents.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Summary of Significant Accounting Policies (continued)
Other. The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.  Investment Advisory and Custodian Agreements
	The Fund pays advisory fees for investment management and advisory services under a management agreement (Agreement) that provides for fees to be computed at an annual rate of 1.20% of the Fund's average daily net assets. The Agreement provides for an expense reimbursement from the investment advisor if the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund's average daily net assets for any full fiscal year. The Agreement shall remain in force through March 11, 2002 and may be renewed for additional two-year periods thereafter. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the year ended August 31, 2001, the investment adviser incurred $35,385 of unreimbursed expenses. These unreimbursed expenses are reflected on the statement of operations as "fees paid indirectly".
	The Fund also entered into an agreement with a custodian (Investec Ernst & Company) to hold and administer securities and cash of the Fund. The agreement may be terminated by either party on 90 days' written notice.

4.  Investment Transactions
	Purchases and sales of investment securities were $11,806,990 and $364,778, respectively, for the year ended August 31, 2001. The specific identification method is used to determine cost basis when calculating realized gains and losses. As of August 31, 2001, the unrealized appreciation on investments was $551,562; accumulated undistributed net realized gains on investment transactions totaled $186,778.

5.  Payable to the Investment Advisor
	Certain officers and directors of the Fund are also officers and directors of the investment advisor. The unpaid investment advisory fee accrued through August 31, 2001 was $4,060. The investment advisor also paid expenses on behalf of the Fund, consisting mostly of legal, accounting, and insurance costs. At August 31, 2001, the Fund owed the investment advisor $1,015 for expenses the Fund incurred.

6.  Net Assets

Net assets consists of the following as of August 31, 2001:

Common stock ($0.001 par value, 100,000,000
   shares authorized, 1,913,883.005 shares outstanding)       $1,914

Paid-in capital                                           22,425,616

Undistributed investment income                               36,502

Accumulated undistributed net realized gains (losses)        186,778

Unrealized appreciation (depreciation) of investments        551,562
                                                         -----------
     Total                                               $23,202,372

7.  Distributions to Shareholders
	On December 22, 2000, a distribution of $0.94 was declared. The distribution was paid on December 28, 2000 to shareholders of record December 27, 2000.
	The tax character of distributions paid during the year ended August 31, 2001 was as follows:
	Distribution paid from:
                Ordinary income          $  55,466
                Long-term capital gain      93,500
                                           -------
                                           148,966

	As of August 31, 2001, the components of distributable earnings on a tax basis were as follows:
        Undistributed ordinary income   $  36,950
        Undistributed long-term gain      186,330
        Unrealized appreciation	          551,562
                                         --------
                                         $774,842



Aegis Value Fund, Inc.
Independent Auditor's Report


Bish & Haffey, P.C.
50 South Pickett Street
Suite 200
Alexandria, VA  22304

						September 21, 2001

To the Shareholders and
   Board of Directors of Aegis Value Fund, Inc.

	We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, Inc., including the schedule of portfolio investments, as of August 31, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the four years from inception in the period then ended. These financial statements and the selected per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audit.

	We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per share data and ratios. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. as of August 31, 2001, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the four years from inception in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

					Bish & Haffey, P.C.




Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201
Phone:  (800)528-3780
Fax:  (703)528-1395
Internet:  www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann, III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201

Custodian
Investec Ernst & Company
One Battery Park Plaza
New York, NY  10004-1478

Certified Public Accountants
Bish & Haffey, P.C.
50 South Pickett Street, Suite 200
Alexandria, VA  22304